UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  October 30, 2003
                                                 -------------------------------

MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement, relating to the MASTR Adjustable Rate Mortgages Trust 2003-5 Mortgage Pass-Through Certificates, Series 2003-5)


                MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                333-106982-05              06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)



1285 Avenue of the Americas, New York, New York                 10019
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      (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (212) 713-2000
                                                    --------------------------




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          (Former name or former address, if changed since last report)

ITEM 5.       Other Events

            On October 30, 2003 (the "Closing Date"), Mortgage Asset Securitization Transactions, Inc. (the "Company") issued the Company's MASTR Adjustable Rate Mortgages 2003-5 Mortgage Pass-Through Certificates, Series 2003-5, Class 1-A-1, Class 1-A-2, Class 1-A-X, Class 2-A-1, Class 2-A-X, Class 3-A-1, Class 4-A-1, Class 4-A-2, Class 4-A-3, Class 4-A-X, Class 5-A-1, Class A-LR, Class A-MR, Class A-UR, Class B-1, Class B-2 and Class B-3 certificates (the "Offered Certificates"). The Offered Certificates were issued pursuant to a Pooling and Servicing Agreement, dated as of October 1, 2003, among the Company, as depositor, Wells Fargo Bank Minnesota, N.A., as master servicer and a custodian, U.S. Bank National Association, as a custodian, JPMorgan Chase Bank, as trustee and UBS Warburg Real Estate Securities Inc., as transferor. The Offered Certificates, together with the Company's MASTR Adjustable Rate Mortgages 2003-5 Mortgage Pass-Through Certificates, Series 2003-5, Class B-4, Class B-5 and Class B-6 certificates represent, in the aggregate, the entire beneficial ownership interest in a separate trust fund, the property of which is, as of the Closing Date, primarily comprised of a pool of closed-end, adjustable-rate loans which are secured by first lien mortgages or deeds of trust on residential one- to four-family properties.

ITEM 7.       Financial Statements and Exhibits

              (c) Exhibits

Item 601
of Regulation S-K
Exhibit No.                                Description
-----------------                          -----------
      4                                    Pooling and Servicing Agreement,
                                           dated as of October 1, 2003, among
                                           Mortgage Asset Securitization
                                           Transactions, Inc., UBS Warburg Real
                                           Estate Securities Inc., Wells Fargo
                                           Bank Minnesota, N.A., U.S. Bank
                                           National Association and JPMorgan
                                           Chase Bank.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.




                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director



                                   By:        /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Associate Director

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
4                       Pooling and Servicing                            E
                        Agreement, dated as of October
                        1, 2003, among Mortgage Asset
                        Securitization Transactions,
                        Inc., UBS Warburg Real Estate
                        Securities Inc., Wells Fargo
                        Bank Minnesota, N.A., U.S. Bank
                        National Association and
                        JPMorgan Chase Bank.